MICROFIELD GROUP, INC.

AUDIT COMMITTEE CHARTER

The Board of Directors of Microfield Group, Inc. (the “Company”) shall annually appoint from its members an Audit Committee.  This Charter of the Audit Committee supplements the Company’s Amended and Restated By-Laws and further defines the role, authority and responsibility of the Audit Committee.

Number of Members and Appointment

The Committee shall be comprised of at least three (3) members of the Board of Directors and shall be appointed annually by the Board of Directors and may be removed or replaced by the Board.  Vacancies shall be filled by the Board of Directors.

Qualifications of Members

Each member of the Audit Committee shall be a Director who, in the judgment of the Board of Directors, is financially literate and possesses the ability to read and understand the fundamental financial statements of the Company and its subsidiaries, including balance sheets, income statements and cash flow statements.  At least one member of the Audit Committee shall, in the judgment of the Board of Directors, have accounting or related financial management expertise, which may include employment experience in finance or accounting, certification in accounting or any other comparable experience, including being, or having been, a chief executive officer or other senior officer with financial oversight responsibilities.

Independence of Members

Members of the Audit Committee shall be free from any relationship to the Company or its subsidiaries that, in the judgment of the Board of Directors, may interfere with the exercise of their independence from management of the Company.  Other than in their capacity as members of the Board of Directors, members of the Audit Committee may not be affiliates, officers or employees of the Company or any of its subsidiaries and may not accept from the Company any consulting, advisory or other compensatory fees.  Appointments to the Audit Committee shall be consistent with standards for determining independence promulgated by the Securities and Exchange Commission and the NASDAQ, or such other national securities exchange as shall be the principal market for trading of the Company’s securities.

Meetings, Quorum, Informal Actions, Minutes

The Audit Committee shall meet at least on a quarterly basis.  Special meetings may be called by the Chair of the Audit Committee.  A majority of the members of the Audit Committee shall constitute a quorum.  Concurrence of a majority of the quorum (or, in case a quorum at the time consists of two members of the Committee, both members present) shall be required to take formal action of the Audit Committee.  Written minutes shall be kept for all formal meetings of the Committee.  As permitted by ORS 60.341and 60.354 of the Oregon Corporation Act, the Audit Committee may act by unanimous written consent, and may conduct meetings via conference telephone or similar communication equipment.

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Members of the Audit Committee may meet informally with officers or employees of the Company and its subsidiaries and with the Company’s independent auditors and may conduct informal inquiries and studies without the necessity of formal meetings.  The Audit Committee may delegate to its chair or to one or more of its members the responsibility for performing routine functions as, for example, review of press releases announcing results of operations.

Responsibilities

The Company’s independent auditors shall report directly to the Audit Committee.  The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors, including the resolution of disagreements between the independent auditors and the Company’s management, and, where appropriate, the replacement of the Company’s independent auditors.  The Audit Committee shall approve all auditing services and all significant non-audit services to be provided to the Company by the independent auditors.  The Board of Directors may, in its discretion, determine to submit to stockholders for approval or ratification the appointment of the Company’s independent auditors. The Audit Committee shall oversee the independence and performance of the Company’s independent auditors.  The Committee shall ensure that the independent auditors periodically submit to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company and shall engage in an active dialogue with the auditors with respect to any disclosed relationships or services that may impact the auditors’ independence or objectivity.  The Audit Committee shall make recommendations to the Board of Directors for appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence.

The Audit Committee shall annually prepare and submit, for inclusion in management’s proxy statement to stockholders in connection with the annual meeting of stockholders, a report in conformity with Item 407 of Securities and Exchange Commission Regulation S-K.  Without limiting the generality of the foregoing, the Audit Committee, to the extent it deems necessary or appropriate, shall perform the duties and responsibilities set forth below.  The Committee shall also carry out such other duties that may be delegated to it by the Board from time to time.

Financial Statement and Disclosure Matters

1.  Annual Financial Statements.  The Committee shall review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

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2.           Quarterly Financial Statements.  The Committee shall review and discuss with management and the independent auditor the Company’s unaudited quarterly financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of its Form 10-Q, including the results of the independent auditors’ review of the quarterly financial statements in accordance with applicable standards.

3.           Financial Reporting Issues.  The Committee shall discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles.

4.           Internal Controls.  The Committee shall review and discuss with management and the independent auditor any major issues as to the adequacy and effectiveness of the Company’s internal controls and the Company’s disclosure controls and procedures, including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management.  The Committee shall also review and discuss with management and the independent auditor any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

5.           Report on Internal Controls.  The Committee shall review and discuss with management and the independent auditor the Company’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Company’s Form 10-K.

6.           Quarterly Report by Independent Auditor.  The Committee shall review and discuss quarterly reports from the independent auditors on:

(a)           all critical accounting policies and practices to be used;

(b)           all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c)           other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

7.           Earnings Releases and Other Financial Information.  The Committee shall discuss the Company’s earnings press releases with management prior to the issuance of such releases, including the use of “pro forma” or “adjusted” non-GAAP information in such releases.  The Committee shall also discuss with management the financial information and earnings guidance to be provided externally, including to analysts and rating agencies.  Such discussion may be done generally such as discussing the types of information to be disclosed and the types of presentations to be made.

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8.           Regulatory and Accounting Initiatives.  The Committee shall discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

9.           Risk Management.  The Committee shall discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures and liabilities, including the Company’s risk management policies.

10.           Risk Assessment.  The Committee shall discuss with management the Company’s major risk exposures and the systems management utilizes to assess, monitor and control such exposures through the enterprise, including the Company’s risk assessment policies.

11.           SAS-61 Discussion.  The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61.

12.           Certification Process.  The Committee shall review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

1.           Lead Partner Evaluation.  The Committee shall review and evaluate the lead partner of the independent auditor team.

2.           Independent Auditor Report.  The Committee shall obtain and review a report from the independent auditor at least annually regarding (a) all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1, (b) the independent auditor’s internal quality-control procedures, (c) any material issues raised by the most recent internal quality-control review, peer review or Public Company Accounting Oversight Board review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and (d) any steps taken to deal with such issues.

3.           Evaluation of Independent Auditor.  The Committee shall evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and internal auditors.  The Committee shall present its conclusions with respect to the independent auditor to the Board.

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4.           Audit Partner Rotation.  The Committee shall ensure the rotation of the audit partners as required by law.

5.           Hiring Policy.  The Committee shall approve policies for the Company’s hiring of employees or former employees of the independent auditor.

6.           Audit Problems.  The Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

7.           Audit Planning.  The Committee shall meet with the independent auditor prior to the audit to discuss the planned scope and staffing of the audit.

Oversight of the Company’s Internal Audit and Control Function

1.           Regulatory Exams.  The Committee shall (a) review the results of all significant examinations conducted by any regulator of the Company or any of its subsidiaries, and (b) discuss with management the Company’s plans to address any significant findings resulting from any such examinations.

2.           Regulatory Correspondence and Reports.  The Committee shall discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

Other Oversight Responsibilities

1.           Section 10A.  The Committee shall obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act has not been implicated.

2.           Ethics Program.  The Committee shall review the Company’s ethics program, including the Company’s Code of Business Ethics.

3.           Complaint Procedures.  The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

4.           Legal Review.  The Committee shall discuss with the Company’s outside counsel legal matters that may have a material impact on the financial statements or the Company’s internal controls.

5.           Investigations.  The Committee shall direct, when the Committee deems it necessary or appropriate, the independent auditors’ or special counsels’ investigation of special areas of concern.

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6.           Related-Party Transactions.  The Committee shall review and approve all related-party transactions that are required to be disclosed in the Company’s periodic reports pursuant to Item 404 of Regulation S-K or in the notes to the Company’s financial statements by generally accepted accounting principles.

Committee Resources

The Audit Committee is authorized to employ the services of such counsel, consultants, experts and personnel, including persons already employed or engaged by the Company, as the Committee may deem reasonably necessary to enable it to fully perform its duties and fulfill its responsibilities.  The Audit Committee shall determine the appropriate funding that the Company shall provide for payments of compensation to the independent auditors and to any experts employed by the Audit Committee.

Adopted by the Board of Directors:  November 29, 2007

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